SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 1999

                            CAPITAL BANK CORPORATION
             (Exact name of registrant as specified in its charter)

North Carolina                       0-30062                         56-2101930
 (State or other jurisdiction  (Commission File No.)          (I.R.S. Employer
          of incorporation)                               Identification Number)

               4400 Falls of Neuse Road, Raleigh, North Carolina,
                 27609 (address of principal executive offices)

                                  (919)878-3100
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     On April 15, 1999, Capital Bank Corporation (the "Company") filed a Current Report on Form 8-K reporting, among other things, its acquisition of Home Savings Bank of Siler City, Inc., SSB ("Home"). The Company indicated in such report that it would file certain financial information by amendment, as permitted under Form 8-K, Item 7. The purpose of this amendment is to include such financial information.

               (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                      The consolidated statements of financial condition of Home as of September 30, 1998 and 1997, and the consolidated statements of operations of Home for the years ended September 30, 1998, 1997, and 1996, and the Notes thereto, were previously filed, within the meaning of Rule 12b-2 promulgated under the Exchange Act, in the Company's Registration Statement.

                      The following unaudited interim consolidated financial statements of Home as of and for the quarter ended December 31, 1998 are included herein:

                      (1) Consolidated Statement of Financial Condition as of the quarter ended December 31, 1998.

                      (2) Consolidated Statements of Operations for the quarters ended December 31, 1997 and 1998.

                      (3) Consolidated Statements of Cash Flows for the quarters ended December 31, 1997 and 1998.

                      (4) Notes to Unaudited Interim Consolidated Financial Statements.

HOME SAVINGS BANK OF SILER CITY, INC., SSB
CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
December 31, 1998
                                                                December 31,
ASSETS                                                               1998
------                                                               ----
                                (Unaudited)
Cash and due from banks                                            $ 766,555
Interest-bearing deposits                                            557,914
Federal funds sold                                                11,900,000
                                                                ------------
         Total cash and equivalents                               13,224,469

Investment securities available for sale                           5,049,768
Mortgage backed securities available for sale                      8,665,123
Investment securities held-to-maturity                             1,560,000
Loans-net of unearned income                                      29,025,528
Other assets                                                       1,933,335
                                                                ------------
            Total assets                                        $ 59,458,223
                                                                ============
LIABILITIES
Deposits                                                        $ 48,740,204
Accrued interest payable                                             261,981
Other liabilities                                                    525,719
ESOP note payable                                                     66,114
                                                                ------------
            Total liabilities                                     49,594,018

STOCKHOLDERS' EQUITY
Common stock, $1 par value                                           922,686
Additional paid-in capital                                         8,191,945
Retained income, substantially restricted                            935,242
Unearned ESOP shares                                                 (66,114)
Deferred stock awards                                               (194,546)
Accumulated other comprehensive income                                74,992
                                                                ------------
            Total stockholders' equity                             9,864,205
                                                                ------------
            Total liabilities and stockholders' equity          $ 59,458,223
                                                                ============

HOME SAVINGS BANK OF SILER CITY, INC., SSB
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three Months Ended December 31, 1998 and 1997
                                                                    1998               1997
                                                                    ----               ----
                                                                           (Unaudited)
Interest and dividend income:
      Interest on loans receivable                                $ 602,753          $ 619,492
      Interest on mortgage backed securities                        100,701             78,191
      Interest and dividends on investments securities and
         bank deposits                                              304,416            271,702
                                                                  ---------           --------
         Total interest and dividend income                       1,007,870            969,385
                                                                  ---------           --------
Interest expense:
      Deposits                                                      622,818            603,327
      ESOP loan                                                       1,213              6,300
      Other                                                           1,381                  -
                                                                  ---------           --------
         Total interest expense                                     625,412            609,627
                                                                  ---------           --------
         Net interest income                                        382,458            359,758
      Provision for loan losses                                      10,000                  -
                                                                  ---------           --------
         Net interest income after provision for loan losses        372,458            359,758

Noninterest income:
      Loan fees and charges                                           3,090              7,594
      Deposit fees and other charges                                  7,236              8,035
      Other noninterest income                                        4,273             10,893
                                                                  ---------           --------
         Total noninterest income                                    14,599             26,522
                                                                  ---------           --------
Noninterest expenses:
      Compensation and employee benefits                            208,402            164,069
      Conversion/acquisition expenses                                26,285             11,963
      Other expenses                                                172,308             99,653
                                                                  ---------           --------
         Total noninterest expenses                                 406,995            275,685
                                                                  ---------           --------
            Net income (loss) before tax expense                    (19,938)           110,595
      Income tax expense (benefit)                                   (9,808)            44,241
                                                                  ---------           --------
            Net income (loss)                                     $ (10,130)          $ 66,354
                                                                  =========           ========
Earnings per share - basic and diluted                              $ (0.01)            $ 0.07
                                                                  =========           ========

HOME SAVINGS BANK OF SILER CITY, INC., SSB
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
Three Months Ended December 31, 1998 and 1997
                                                                         1998              1997
                                                                         ----              ----
                                                                             (Unaudited)
Cash Flows From Operating Activities
      Net income (loss)                                                $ (10,130)        $ 66,354
      Adjustments to reconcile net loss to net cash provided
         by (used in) operating activities:
         MRP amortization                                                 19,089           22,028
         ESOP compensation                                                72,417           49,395
         Provision for deferred taxes                                    (36,872)          (7,928)
         Depreciation                                                      5,553            5,553
         Amortization of premium on securities, net                        2,214           (3,075)
         Changes in other assets and liabilities                          86,897          (68,381)
                                                                    ------------     ------------
                Net cash provided by operating activities                139,168           63,946
                                                                    ------------     ------------
Cash Flows From Investing Activities
      Loan originations, net of principal repayments                   1,258,680         (128,290)
      Purchase of property, plant and equipment                          (21,072)               -
      Principal repayments on mortgage backed securities
         available for sale                                              455,468          131,997
      Purchase of mortgage backed securities available for sale       (5,078,148)               -
      Proceeds from maturities of securities available for sale        1,990,088        1,000,000
      Proceeds from maturities of securities held to maturity          2,000,000        2,000,000
                                                                    ------------     ------------
                Net cash used by investing activities                    605,016        3,003,707
                                                                    ------------     ------------
Cash Flows From Financing Activities
      Net increase in deposits                                          (305,048)       1,576,131
      Principal repayments on ESOP note                                  (56,856)         (34,362)
                                                                    ------------     ------------
                Net cash provided by financing activities               (361,904)       1,541,769
                                                                    ------------     ------------
                Net change in cash and cash equivalents                  382,280        4,609,422
      Cash and cash equivalents:
         Beginning                                                    12,842,189        6,008,503
                                                                    ------------     ------------
         Ending                                                     $ 13,224,469     $ 10,617,925
                                                                    ============     ============

HOMES SAVINGS BANK OF SILER CITY INC., SSB AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.       BASIS OF PRESENTATION

         The unaudited condensed consolidated financial statements include the accounts of the Home Savings Bank of Siler City, Inc., SSB and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated. The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of financial position and results of operations have been made. Operating results for interim periods are not necessarily indicative of results which may be expected for a full year. The information included in this Form F-4 should be read in conjunction with the September 30, 1998 annual consolidated financial statements and notes thereto.

2.       COMPREHENSIVE INCOME

         In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income ("SFAS No. 130"). SFAS No. 130 establishes requirements for the disclosure of comprehensive income in interim financial statements. Comprehensive income is defined as net income plus transactions and other occurrences which are the result of nonowner changes in equity. For the Bank, nonowner equity changes are comprised of unrealized gains or losses on debt securities that will be accumulated with net income in determining comprehensive income.

         This statement does not impact the historical financial results of the Bank's operations and is effective for years beginning after December 15, 1997. Reclassification of financial statements for earlier periods provided for comparative purposes is required. Adoption of this standard as of October 1, 1998 did not have an impact on the Bank's results of operations.

         Other comprehensive income (loss) changes for the three month periods ended December 31, 1998 and 1997 were $20,705 and $64,271, respectively. Comprehensive income (loss) for the respective periods was $30,835 and $130,625.

3.       EARNINGS PER SHARE

         The following table provides a reconciliation of income (loss) available to common stockholders, and the average number of shares outstanding (less unearned ESOP shares) for the three months ended December 31, 1998 and 1997.

                                                 1998              1997
                                                 ----              ----
Net income (loss) (numerator)                 $ (10,130)         $ 66,354
                                              =========          ========

Shares for basic EPS (denominator)              907,806           898,283
Dilutive effect of stock options                      -            10,199
                                              ---------          --------
Adjusted shares for diluted EPS                 907,806           908,482
                                              =========          ========

               (b)    PRO FORMA FINANCIAL INFORMATION.

                      The pro forma combined condensed balance sheet of Home and Capital Bank as of December 31, 1998, and the unaudited pro forma combined condensed statements of operations for the year ended December 31, 1998 and period ended December 31, 1997 are included herein.

                       Capital Bank and Home Savings Bank
                   Combined Pro Forma Condensed Balance Sheets
                                December 31,1998
                                   (Unaudited)
                                 (In Thousands)

                                                                        Home Savings
                                                     Capital Bank           Bank           Adjustments         Consolidated
                                                  ------------------  ---------------   -----------------    -----------------
Assets
  Cash and Due from Banks                                 $   9,041           $  1,324            $    -            $  10,365
  Investment Securities                                      21,996             15,630                                 37,626
  Federal Funds Sold                                          4,500             11,900                                 16,400
  Loans and Leases                                           81,434             29,345                                110,779
  Less: Allowance for Loan Losses                            (1,138)              (319)                                (1,457)
  Net Loans                                                  80,296             29,026                                109,322
  Premise and Equipment                                       2,309                283                                  2,592
  Intangible Assets                                           1,833                  0                                  1,833
  Other Assets                                                  856              1,295              (296)(1)            1,855
                                                    ----------------  -----------------   ---------------    -----------------
Total Assets                                              $ 120,831           $ 59,458            $ (296)           $ 179,993
                                                    ================  =================   ===============    =================

Liabilities and Shareholders' Equity
  Noninterest Bearing Demand                              $   7,483           $     56            $    -            $   7,539
  Savings and Interest Bearing Demand                        23,709             11,980                                 35,689
  Time Deposits                                              57,411             36,704                                 94,115
  Total Deposits                                             88,603             48,740                                137,343
  Borrowings                                                  5,000                 66                                  5,066
  Other Liabilities                                           3,289                788             1,647 (2)            5,724
                                                   ------------------  ----------------   ---------------    -----------------
  Total Liabilities                                          96,892             49,594             1,647              148,133
Shareholders' Equity                                         23,939              9,864            (1,943)(3)           31,860
                                                   ------------------  ----------------   ---------------    -----------------
Total Liabilities and Shareholders' Equity                $ 120,831           $ 59,458            $ (296)           $ 179,993
                                                    ================  =================   ===============    =================

Notes:
  (1)  Adjustment reflects the effect of the reserving of deferred tax assets for Home Savings Bank due to consolidated net operating losses.

  (2) Adjustment for Capital Bank's and Home Savings' investment advisor fees and acceleration of Home Savings'
      director and executive retirement plans.  Note there is no deferred tax effect due to consolidated net operating losses.

  (3)  Adjustment reflects the effect on capital of above two adjustments.

                       Capital Bank and Home Savings Bank
              Combined Pro Forma Condensed Statements of Operations
                          Year Ended December 31, 1998
                                   (Unaudited)
                                 (In Thousands)

                                                                         Home Savings
                                                     Capital Bank            Bank              Adjustments          Consolidated
                                                   ------------------  -----------------   -------------------    ------------------
Interest Income
  Loans                                                      $ 4,729             $ 2,524                  $ -               $ 7,253
  Investments and federal funds sold                           1,743               1,543                    -                 3,286
                                                   ------------------  ------------------   -----------------    -------------------
    Total Interest Income                                      6,472               4,067                    -                10,539

Interest Expense
  Deposits                                                     3,038               2,449                    -                 5,487
  Borrowings                                                      25                  17                    -                    42
                                                   ------------------  ------------------   -----------------    -------------------
    Total Interest Expense                                     3,063               2,466                    -                 5,529
Net Interest Income                                            3,409               1,601                    -                 5,010
Provision for Loan Losses                                        752                  40                    -                   792
                                                   ------------------  ------------------   -----------------    -------------------
Net Interest Income after Provision
    for Loan Losses                                            2,657               1,561                    -                 4,218
Noninterest Income                                               640                  72                    -                   712
Noninterest Expenses                                           4,421               1,395                    -                 5,816
                                                   ------------------  ------------------   -----------------    -------------------
  Net Income before Taxes                                     (1,124)                238                    -                  (886)
  Income Taxes                                                     -                  70                  (60)(1)                10
                                                   ------------------  ------------------   ------------------    ------------------
Net Income (Loss)                                           $ (1,124)              $ 168                 $ 60                $ (896)
                                                   ==================  ==================   ==================    ==================

Notes:
  (1)  Adjustment reflects the income effect of the reserving of deferred tax assets for Home Savings Bank due to consolidated net operating losses.

                       Capital Bank and Home Savings Bank
              Combined Pro Forma Condensed Statements of Operations
                         Period Ended December 31, 1997
                                   (Unaudited)
                                 (In Thousands)

                                                        Capital          Home Savings
                                                       Bank (1)              Bank              Adjustments         Consolidated
                                                   ------------------  ------------------   ------------------   ------------------
Interest Income
  Loans                                                        $ 815             $ 2,488                  $ -              $ 3,303
  Investments and federal funds sold                           1,002               1,406                    -                2,408
                                                   -------------------  -----------------   ------------------   ------------------
    Total Interest Income                                      1,817               3,894                    -                5,711
Interest Expense
  Deposits                                                       663               2,247                    -                2,910
  Borrowings                                                       6                  26                    -                   32
                                                   ------------------  ------------------   ------------------   ------------------
    Total Interest Expense                                       669               2,273                    -                2,942
Net Interest Income                                            1,148               1,621                    -                2,769
Provision for Loan Losses                                        270                   0                    -                  270
                                                   ------------------  ------------------   ------------------   ------------------
Net Interest Income after Provision
    for Loan Losses                                              878               1,621                    -                2,499
Noninterest Income                                               146                  88                    -                  234
Noninterest Expenses                                           1,746               1,240                    -                2,986
                                                   ------------------  ------------------   ------------------   ------------------
  Net Income before Taxes                                       (722)                469                    -                 (253)
  Income Taxes                                                     0                 152                   85 (2)              237
                                                   ------------------  ------------------   ------------------   ------------------
Net Income (Loss)                                             $ (722)              $ 317                $ (85)              $ (490)
                                                   ==================  ==================   ==================   ==================

Notes:
  (1)  Income statement amounts for Capital Bank are presented for the period from June 20, 1997
      (opening day) to December 31, 1997.

  (2)  Adjustment reflects the income effect of the reserving of deferred tax assets for Home Savings Bank due to consolidated net operating losses.

               (c)    EXHIBITS.

                      None.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date:  June 10, 1999

                              CAPITAL BANK CORPORATION

                              By:     /s/ James A. Beck
                                      ------------------------
                                      James A. Beck
                                      President and Chief Executive Officer